SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2002
                                                          ---------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


           1-9997                                      59-2898045
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  (Commission File Number)                 (IRS Employer Identification No.)

      433 PLAZA REAL, SUITE 335
         BOCA RATON, FLORIDA                            33432
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(Address of Principal Executive Offices)              (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)
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Item 5.  Other Events

         Reference is made to copies of documents relating to the purchase and transfer of partnership interests in Koger-Vanguard Partners, L.P. to Koger Equity, Inc. from 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership, which documents are filed as Exhibits 10(a) and 10(b) to this report and to a Koger News Release, dated January 4, 2002, concerning the same matter, which was Exhibit 99 to a Form 8-K, dated January 4, 2002. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit

         10(a) Agreement Regarding Purchase and Transfer of Partnership Interest, dated as of December 28, 2001, between Koger Equity, Inc. and 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership.

         10(b) Assignment and Transfer of Partnership dated as of January 7, 2002 between 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership and Koger Equity, Inc. and Koger Realty Services, Inc.

         99 Koger Equity, Inc. News Release dated January 4, 2002. Incorporated by reference to Exhibit 99 on Form 8-K, dated January 4, 2002, filed by the Registrant on January 4, 2002 (File No. 1-9997)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                KOGER EQUITY, INC.




Dated:  March 15, 2002          By:          s/James L. Stephens
                                       ------------------------------------
                                               James L. Stephens
                                Title:        Vice President and
                                            Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:


         Exhibit
         Number   Description of Exhibit

         10(a) Agreement Regarding Purchase and Transfer of Partnership Interest, dated as of December 28, 2001, between Koger Equity, Inc. and 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership.

         10(b) Assignment and Transfer of Partnership dated as of January 7, 2002 between 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership and Koger Equity, Inc. and Koger Realty Services, Inc.

         99 Koger Equity, Inc. News Release dated January 4, 2002. Incorporated by reference to Exhibit 99 on Form 8-K, dated January 4, 2002, filed by the Registrant on January 4, 2002 (File No. 1-9997)
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